UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2005

Atlantic Coast Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-110484	54-2131349

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sands Hotel & Casino
Indiana Avenue & Brighton Park, 9th Floor
Atlantic City, New Jersey 08401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 441-4633

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.
SIGNATURES

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 27, 2005, the Board of Directors of Atlantic Coast Entertainment Holdings, Inc. (the “Company”) engaged Grant Thornton LLP as its independent registered public accounting firm. Since its inception in October 2003, neither the Company nor the Board of Directors consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the registrant’s financial statements; or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
By:	/s/ Denise Barton
Denise Barton
Chief Financial Officer

Date: June 30, 2005